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                                                         RIVERSOURCE [LOGO](SM)
                                                                    INVESTMENTS




                    PROSPECTUS SUPPLEMENT - SEPT. 14, 2006*
   RIVERSOURCE VARIABLE PORTFOLIO FUNDS FOR RIVERSOURCE VARIABLE PORTFOLIO-
             SMALL CAP ADVANTAGE FUND (OCT. 28, 2005) S-6466-99 Y

For RiverSource Variable Portfolio-Small Cap Advantage Fund - The "Principal Investment Strategies" section has been revised as follows:

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the subadviser, Kenwood Capital Management LLC (Kenwood or Subadviser), an indirect subsidiary of Ameriprise Financial, Inc., which provides day-to-day management of the Fund. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks across a wide range of industries.

KENWOOD

Kenwood buys stocks based on a largely quantitative analysis of valuation and earnings. This selection discipline favors companies that exhibit:

o Attractive valuations, based on measures such as the ratio of stock price to company earnings or free cash flow per share.

o Improving earnings, based on trends in analysts' estimates or earnings that were better than expected.

Kenwood will normally sell a stock holding if:

o  The stock becomes expensive relative to other stocks in the sector.

o  The company's financial performance fails to meet expectations.

The information under the "Management" section regarding the Subadviser for the Fund has been revised as follows:

For RiverSource Variable Portfolio-Small Cap Advantage Fund

RiverSource Investments selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.

The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

KENWOOD

Kenwood, Accenture Tower at Metropolitan Centre, Suite 2330,
333 South 7th Street, Minneapolis, Minnesota 55402, is an indirect subsidiary of Ameriprise Financial, Inc. The portfolio managers responsible for the day-to-day management of the Fund are:

Jake Hurwitz, CFA, Portfolio Manager

o  Managed the Fund since 1999.

o  Principal of Kenwood Capital Management LLC, since 1998.

o Senior Vice President and Senior Portfolio Manager, Travelers Investment Management Company (TIMCO), 1991 to 1998.

o  Began investment career in 1979.

o  MA, University of California; MBA, New York University.

Kent Kelley, CFA, Portfolio Manager

o  Managed the Fund since 1999.

o  Principal of Kenwood Capital Management LLC, since 1998.

o  Chief Executive Officer, TIMCO, 1995 to 1998.

o  Began investment career in 1978.

o  MA, Yale University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.





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S-6466-83 A (9/06)
Valid until next update
*Destroy Oct. 30, 2006